UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21718
                                                     ---------

                        Oppenheimer Dividend Growth Fund
                        --------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                        Date of fiscal year end: April 30
                                                 --------

                      Date of reporting period: 04/30/2008
                                                ----------

================================================================================



ITEM 1. REPORTS TO STOCKHOLDERS.

   APRIL 30, 2008

--------------------------------------------------------------------------------

      Oppenheimer                                       Management
      Dividend Growth                                  Commentaries
      Fund                                                 and
                                                       Annual Report

--------------------------------------------------------------------------------

      MANAGEMENT COMMENTARIES

            Listing of Top Holdings

      ANNUAL REPORT

            Fund  Performance Discussion

            Listing of Investments

            Financial Statements

                                                         [OPPENHEIMERFUNDS LOGO]

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

TOP TEN COMMON STOCK INDUSTRIES
------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                             10.8%
------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment                                 7.8
------------------------------------------------------------------------------
Health Care Equipment & Supplies                                         6.4
------------------------------------------------------------------------------
Diversified Financial Services                                           5.4
------------------------------------------------------------------------------
Pharmaceuticals                                                          4.9
------------------------------------------------------------------------------
Diversified Telecommunication Services                                   4.6
------------------------------------------------------------------------------
Household Products                                                       4.3
------------------------------------------------------------------------------
Aerospace & Defense                                                      4.3
------------------------------------------------------------------------------
Commercial Banks                                                         3.8
------------------------------------------------------------------------------
Food Products                                                            3.2

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2008, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
------------------------------------------------------------------------------
JPMorgan Chase & Co.                                                     2.7%
------------------------------------------------------------------------------
Chevron Corp.                                                            2.5
------------------------------------------------------------------------------
General Electric Co.                                                     2.5
------------------------------------------------------------------------------
Verizon Communications, Inc.                                             2.4
------------------------------------------------------------------------------
Procter & Gamble Co. (The)                                               2.3
------------------------------------------------------------------------------
AT&T, Inc.                                                               2.3
------------------------------------------------------------------------------
ConocoPhillips                                                           2.3
------------------------------------------------------------------------------
Exxon Mobil Corp.                                                        2.2
------------------------------------------------------------------------------
Wells Fargo & Co.                                                        2.1
------------------------------------------------------------------------------
Colgate-Palmolive Co.                                                    2.1

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2008, and are based on net assets.

For more current Fund holdings, please visit www.oppenheimerfunds.com.

                      6 | OPPENHEIMER DIVIDEND GROWTH FUND

SECTOR ALLOCATION

[PIE CHART]

Industrials                               15.0%
Financials                                13.5
Information Technology                    13.5
Energy                                    13.0
Consumer Staples                          12.0
Health Care                               11.7
Consumer Discretionary                     8.3
Telecommunication Services                 4.8
Utilities                                  4.2
Materials                                  4.0

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2008, and are based on the total market value of common stocks.

                      7 | OPPENHEIMER DIVIDEND GROWTH FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED APRIL 30, 2008, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. During an extremely difficult market environment, the Fund's Class A shares (without sales charge) returned -0.78% for the 12 months ended April 30, 2008, outperforming the returns of the Russell 1000 Index, which returned -4.62%. In addition, the Fund's performance ranked in the first quartile of the Lipper Large-Cap Core peer group, finishing 141st out of 822 ranked funds. 1 Although the Fund's total returns were negatively affected by volatile equity market conditions, favorable stock selection helped to mitigate the losses. During an environment where we had negative market news on an almost daily basis, the team's consistent and unwavering focus on high quality dividend paying stocks provided significant downside protection. The sectors that produced especially attractive relative performance for the Fund were consumer discretionary, financials and industrials. By contrast, unfavorable stock selection in information technology detracted from performance.

The equity markets were quite volatile during the twelve-month reporting period. The big story of the period was the summer's credit crunch. It began with sub-prime mortgages -- high-interest loans made to homebuyers with very weak credit. As mortgage defaults and delinquencies rose, the housing market deteriorated, leading lenders to dramatically tighten their lending requirements. As credit became more difficult to come by, a number of financial institutions experienced significant losses. The troubles soon spread to all but the very safest pockets of the financial markets. Equities around the world fell sharply in July and in the first half of August, before rebounding in the second half of August. The rally was short-lived, however, as the U.S. equity market continued to fall amidst recession fears, high oil prices and continuing credit difficulties. The financial sector was among the hardest hit, as investors worried that new credit problems could surface and weigh even further on companies' earnings. However in October, equities rose, fueled by positive momentum. In fact, the S&P 500 Index actually established a new record in the first few trading days in October. Shortly thereafter, as concerns over the resilience of the U.S. consumer mounted, a significant sell-off in the equity and bond markets ensued, as investors' appetite for risk diminished. In their reassessment of risk, investors shifted away from small-cap stocks toward larger, well-established multinational corporations. The banking system was

1. Lipper Inc. Lipper rankings are based on total returns, but do not consider sales charges. Lipper rankings are for the A share class only; other classes may have different performance characteristics.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

                      8 | OPPENHEIMER DIVIDEND GROWTH FUND
also clearly under threat, as evidenced by the Fed's bailout of Bear Stearns and widespread predictions of a U.S. recession and global economic slowdown. Intense market volatility continued through the end of the period as the housing market continued to deteriorate, commodity prices continued to rise and economic data grew increasingly worrisome. Against this backdrop, the Federal Reserve Board (the "Fed") moved aggressively to help stop the spreading credit crunch and deteriorating housing market by cutting its target for the federal funds rate to 2.00% by period end. All of these factors unfolded during the twelve month reporting period, sending shock waves to consumer confidence and causing market distress.

      Out of the ten investment sectors, nine out of ten contributed positively to the Fund's returns, with the exception of information technology. The Fund's best relative performance, compared to the Russell 1000 Index, was achieved in the consumer discretionary, financials and industrials sectors. The top contributors included Yum! Brands, Inc., Nike, Inc., Norfolk Southern Corp. and Deere & Co.

      Within the consumer discretionary sector, the Fund benefited from its holdings in Yum! Brands and Nike. Yum! Brands is the world's largest restaurant company in terms of system restaurants with more than 35,000 restaurants in more than 110 countries and territories. We believe Yum! is building a vibrant global business by focusing on key growth strategies through building dominant restaurant brands in China, driving profitable international expansion, improving U.S. brand positions and returns and driving high ROIC (Return On Investment Capital) and strong shareholder payout. Nike, which engages in the design, development, and marketing of footwear, apparel, equipment, and accessory products worldwide, is another consumer product company that, in our opinion, is benefiting from its exposure to China with the upcoming Olympics in August of this year. Both companies fit the profile of companies that we typically like to own: high quality management, brand recognition, high barriers to entry, enormous amount of free cash flow, and at the same time constantly reinvesting in their business, making it extremely difficult for competitors to take away market share.

      In the financials sector, it was a matter of relative outperformance, despite the fact that most names got hit quite hard. Financial stocks were the hardest hit sector, both for the market, and on an absolute basis, for the Fund, due to the uncertainty regarding the extent of their exposure to securities backed by troubled sub-prime mortgages. Despite this very difficult operating environment for financial stocks in general, the Fund's underweight position actually outperformed the benchmark on a relative basis. However, on an absolute basis, several of our financial holdings returned negative numbers well into the double digits.

                      9 | OPPENHEIMER DIVIDEND GROWTH FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

      Within the industrials sector, the best performing stock was a shipping and transportation company, Norfolk Southern. Norfolk, as well as all of the other railroad stocks, performed quite well over the reporting period as consumers responded to the rising price of oil coupled with the continued need to ship goods. On a relative basis, shipping by rail is cheaper than shipping by truck and the rails have benefited in this regard. Also, it is important to note that as the U.S. continues to ship more goods overseas to China and India, goods need to move from where they are being manufactured to the ports for shipping. Deere & Co., the world's largest producer of farming equipment, also did quite well as the demand for farmers to produce higher quality crops, at a better price with more efficiency continued throughout the reporting period.

      Unfavorable stock selection in the information technology sector hurt the Fund's results. The most significant detractor was Maxim Integrated Products, Inc., an analog semiconductor technology company. During the reporting period, the company shifted away from high margins and tried to reinvent their business model which resulted in a loss in market share. Also, layered on top of this were a variety of issues regarding their financial statements. More specifically, the way in which the company reported stock option compensation did not satisfy the SEC's requirements. They were subsequently de-listed. We exited our position.

      Looking forward, while we anticipate continued equity market volatility, primarily due to the troubled sub-prime mortgage and corporate lending markets, we are generally optimistic regarding the prospects for the Fund's investment strategy. In terms of the economy, growth has significantly declined with the final reading on Gross Domestic Product (GDP) standing at an anemic 0.6% for the fourth quarter and 0.9% for the first quarter of 2008. The decline in GDP has been primarily driven by an accelerated drop in most areas of the real estate market, rising energy prices and tightening lending standards. However, we believe that the Fed's aggressive action in cutting its target for the federal-funds rate will eventually restore growth to the economy and help U.S. equities rebound.

      As we head into this slowing economic cycle, our belief is that higher quality companies tend to outperform lower quality companies and large-cap stocks tend to outperform small-cap stocks. As such our focus on well established, high quality, dividend - paying growth and value companies may fare well in this environment and may provide some degree of downside protection should the economy slow even further. Accordingly, we will continue to search for companies across all market sectors that, in our view, are global leaders with accomplished management teams, strong brands, solid financials and reasonable valuations seeking to achieve a growing income stream, price appreciation and a

                      10 | OPPENHEIMER DIVIDEND GROWTH FUND
degree of downside protection. We remain confident that our investment process is working to the benefit of our shareholders and believe it will yield strong results over the long term. We continue to focus on companies that have reliably paid their dividends in the past and are expected to increase their dividends in the future.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until April 30, 2008. In the case of Class A, B and C shares, performance is measured from the inception of the Class on June 30, 2005. In the case of Class N shares, performance is measured from the inception of the Class on August 12, 2005. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Russell 1000 Index, an index consisting of the largest 1,000 capitalization-ranked stocks in the Russell 3000 Index. It is an unmanaged index and cannot be purchased directly by investors. The Fund's performance is also compared to the S&P 500 Index, an unmanaged index of domestic equity securities. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

                      11 | OPPENHEIMER DIVIDEND GROWTH FUND

FUND PERFORMANCE DISCUSSION Continued
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Dividend Growth Fund (Class A)

      Russell 1000 Index

      S&P 500 Index

[LINE CHART]

                     OPPENHEIMER DIVIDEND                                S&P 500 INDEX
                         GROWTH FUND           RUSSELL 1000 INDEX      (MONTHLY REINVEST)
06/30/2005                  9,425                    10,000                10,000
07/31/2005                  9,585                    10,389                10,372
10/31/2005                  9,535                    10,212                10,188
01/31/2006                  9,954                    10,913                10,856
04/30/2006                 10,239                    11,225                11,169
07/31/2006                 10,166                    10,932                10,929
10/31/2006                 10,782                    11,849                11,851
01/31/2007                 11,280                    12,493                12,430
04/30/2007                 11,622                    12,927                12,870
07/31/2007                 11,482                    12,731                12,692
10/31/2007                 12,204                    13,630                13,575
01/31/2008                 11,306                    12,187                12,143
04/30/2008                 11,531                    12,330                12,267

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 4/30/08

1 Year                   Since Inception
------                   ---------------
-6.49%                        5.16%

                      12 | OPPENHEIMER DIVIDEND GROWTH FUND

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Dividend Growth Fund (Class B)

      Russell 1000 Index

      S&P 500 Index

[LINE CHART]

                     OPPENHEIMER DIVIDEND                                S&P 500 INDEX
                         GROWTH FUND           RUSSELL 1000 INDEX      (MONTHLY REINVEST)
06/30/2005                 10,000                    10,000                 10,000
07/31/2005                 10,160                    10,389                 10,372
10/31/2005                 10,093                    10,212                 10,188
01/31/2006                 10,510                    10,913                 10,856
04/30/2006                 10,789                    11,225                 11,169
07/31/2006                 10,703                    10,932                 10,929
10/31/2006                 11,324                    11,849                 11,851
01/31/2007                 11,826                    12,493                 12,430
04/30/2007                 12,156                    12,927                 12,870
07/31/2007                 11,988                    12,731                 12,692
10/31/2007                 12,721                    13,630                 13,575
01/31/2008                 11,762                    12,187                 12,143
04/30/2008                 11,677                    12,330                 12,267

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 4/30/08

1 Year                   Since Inception
------                   ---------------
-6.28%                        5.63%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 3% (SINCE INCEPTION); AND FOR CLASS C AND CLASS N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. SEE PAGE 16 FOR FURTHER INFORMATION.

                      13 | OPPENHEIMER DIVIDEND GROWTH FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Dividend Growth Fund (Class C)

      Russell 1000 Index

      S&P 500 Index

[LINE CHART]

                     OPPENHEIMER DIVIDEND                                S&P 500 INDEX
                         GROWTH FUND           RUSSELL 1000 INDEX      (MONTHLY REINVEST)
06/30/2005                   10,000                  10,000              10,000
07/31/2005                   10,160                  10,389              10,372
10/31/2005                   10,093                  10,212              10,188
01/31/2006                   10,510                  10,913              10,856
04/30/2006                   10,787                  11,225              11,169
07/31/2006                   10,702                  10,932              10,929
10/31/2006                   11,325                  11,849              11,851
01/31/2007                   11,828                  12,493              12,430
04/30/2007                   12,158                  12,927              12,870
07/31/2007                   11,990                  12,731              12,692
10/31/2007                   12,724                  13,630              13,575
01/31/2008                   11,758                  12,187              12,143
04/30/2008                   11,973                  12,330              12,267

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 4/30/08

1 Year                   Since Inception
------                   ---------------
-2.48%                        6.56%

                      14 | OPPENHEIMER DIVIDEND GROWTH FUND

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Dividend Growth Fund (Class N)

      Russell 1000 Index

      S&P 500 Index

                  OPPENHEIMER DIVIDEND                                S&P 500 INDEX
                      GROWTH FUND           RUSSELL 1000 INDEX      (MONTHLY REINVEST)
08/12/2005              10,000                     10,000                10,000
10/31/2005               9,938                      9,830                 9,822
01/31/2006              10,359                     10,504                10,467
04/30/2006              10,651                     10,805                10,769
07/31/2006              10,579                     10,523                10,538
10/31/2006              11,205                     11,405                11,426
01/31/2007              11,718                     12,025                11,985
04/30/2007              12,067                     12,443                12,408
07/31/2007              11,915                     12,254                12,237
10/31/2007              12,657                     13,120                13,089
01/31/2008              11,707                     11,731                11,708
04/30/2008              11,944                     11,868                11,828

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 4/30/08

1 Year                   Since Inception
------                   ---------------
-1.98%                        6.76%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 3% (SINCE INCEPTION); AND FOR CLASS C AND CLASS N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. SEE PAGE 16 FOR FURTHER INFORMATION.

                      15 | OPPENHEIMER DIVIDEND GROWTH FUND

NOTES
--------------------------------------------------------------------------------

      Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

      The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

      CLASS A shares of the Fund incepted on 6/30/05. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

      CLASS B shares of the Fund incepted on 6/30/05. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

      CLASS C shares of the Fund incepted on 6/30/05. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

      CLASS N shares of the Fund incepted on 8/12/05. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

      An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                      16 | OPPENHEIMER DIVIDEND GROWTH FUND

FUND EXPENSES
--------------------------------------------------------------------------------

      FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs:
      (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2008.

      ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

      HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on

                      17 | OPPENHEIMER DIVIDEND GROWTH FUND

FUND EXPENSES Continued
--------------------------------------------------------------------------------

      accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                 BEGINNING           ENDING            EXPENSES
                                 ACCOUNT             ACCOUNT           PAID DURING
                                 VALUE               VALUE             6 MONTHS ENDED
ACTUAL                           NOVEMBER 1, 2007    APRIL 30, 2008    APRIL 30, 2008
-----------------------------------------------------------------------------------------
Class A                          $ 1,000.00          $   944.90        $ 5.33
-----------------------------------------------------------------------------------------
Class B                            1,000.00              941.50          8.92
-----------------------------------------------------------------------------------------
Class C                            1,000.00              941.00          8.92
-----------------------------------------------------------------------------------------
Class N                            1,000.00              943.70          6.55

HYPOTHETICAL
(5% return before expenses)
-----------------------------------------------------------------------------------------
Class A                            1,000.00            1,019.39          5.54
-----------------------------------------------------------------------------------------
Class B                            1,000.00            1,015.71          9.26
-----------------------------------------------------------------------------------------
Class C                            1,000.00            1,015.71          9.26
-----------------------------------------------------------------------------------------
Class N                            1,000.00            1,018.15          6.80

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended April 30, 2008 are as follows:

CLASS            EXPENSE RATIOS
----------------------------------
Class A              1.10%
----------------------------------
Class B              1.84
----------------------------------
Class C              1.84
----------------------------------
Class N              1.35

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

                      18 | OPPENHEIMER DIVIDEND GROWTH FUND

STATEMENT OF INVESTMENTS April 30, 2008
--------------------------------------------------------------------------------

                                                      SHARES            VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS--97.3%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--8.1%
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--3.1%
McDonald's Corp.                                      37,200     $  2,216,376
--------------------------------------------------------------------------------
Yum! Brands, Inc.                                     51,600        2,099,088
                                                                 ---------------
                                                                    4,315,464

--------------------------------------------------------------------------------
MEDIA--1.3%
McGraw-Hill Cos., Inc. (The)                          45,000        1,844,550
--------------------------------------------------------------------------------
SPECIALTY RETAIL--2.5%
Staples, Inc.                                         78,600        1,705,620
--------------------------------------------------------------------------------
Tiffany & Co.                                         40,700        1,772,078
                                                                 ---------------
                                                                    3,477,698

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.2%
Nike, Inc., Cl. B                                     25,700        1,716,760
--------------------------------------------------------------------------------
CONSUMER STAPLES--11.6%
--------------------------------------------------------------------------------
BEVERAGES--1.8%
PepsiCo, Inc.                                         36,500        2,501,345
--------------------------------------------------------------------------------
FOOD PRODUCTS--3.2%
Kellogg Co.                                           55,000        2,814,350
--------------------------------------------------------------------------------
Kraft Foods, Inc., Cl. A                              53,712        1,698,911
                                                                 ---------------
                                                                    4,513,261

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--4.3%
Colgate-Palmolive Co.                                 41,700        2,948,190
--------------------------------------------------------------------------------
Procter & Gamble Co. (The)                            47,700        3,198,285
                                                                 ---------------

                                                                    6,146,475

--------------------------------------------------------------------------------
TOBACCO--2.3%
Altria Group, Inc.                                    38,900          778,000
--------------------------------------------------------------------------------
Philip Morris International, Inc. 1                   47,900        2,444,337
                                                                 ---------------
                                                                    3,222,337

--------------------------------------------------------------------------------
ENERGY--12.7%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.9%
Schlumberger Ltd. 2                                   26,200        2,634,410

OIL, GAS & CONSUMABLE FUELS--10.8%
Chevron Corp.                                         36,800        3,538,320
--------------------------------------------------------------------------------
ConocoPhillips 2                                      36,800        3,170,320
--------------------------------------------------------------------------------
Exxon Mobil Corp. 2                                   33,500        3,117,845
--------------------------------------------------------------------------------
Occidental Petroleum Corp. 2                          32,100        2,671,041
--------------------------------------------------------------------------------
Spectra Energy Corp.                                 110,300        2,724,410
                                                                 ---------------
                                                                   15,221,936

--------------------------------------------------------------------------------
FINANCIALS--13.2%
--------------------------------------------------------------------------------
CAPITAL MARKETS--1.6%
Lehman Brothers Holdings, Inc. 2                      16,400          725,536
--------------------------------------------------------------------------------
Northern Trust Corp. 2                                20,900        1,548,899
                                                                 ---------------

                                                                    2,274,435

--------------------------------------------------------------------------------
COMMERCIAL BANKS--3.8%
U.S. Bancorp                                          70,000        2,372,300
--------------------------------------------------------------------------------
Wells Fargo & Co.                                     99,400        2,957,150
                                                                 ---------------

                                                                    5,329,450

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--5.4%
Bank of America Corp. 2                               74,600        2,800,484
--------------------------------------------------------------------------------
CME Group, Inc. 2                                      2,000          914,900
--------------------------------------------------------------------------------
JPMorgan Chase & Co. 2                                81,200        3,869,180
                                                                 ---------------
                                                                    7,584,564

--------------------------------------------------------------------------------
INSURANCE--2.4%
Chubb Corp.                                           33,600        1,779,792
--------------------------------------------------------------------------------
Prudential Financial, Inc. 2                          20,800        1,574,768
                                                                 ---------------
                                                                    3,354,560

--------------------------------------------------------------------------------
HEALTH CARE--11.3%
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--6.4%
Bard (C.R.), Inc.                                     25,200        2,373,084
--------------------------------------------------------------------------------
Baxter International, Inc.                            38,200        2,380,624
--------------------------------------------------------------------------------
Medtronic, Inc.                                       45,900        2,234,412
--------------------------------------------------------------------------------
Stryker Corp.                                         32,300        2,094,009
                                                                 ---------------
                                                                    9,082,129

                     F1 | OPPENHEIMER DIVIDEND GROWTH FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                      SHARES            VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PHARMACEUTICALS--4.9%
Bristol-Myers Squibb Co.                              94,900     $  2,084,953
--------------------------------------------------------------------------------
Johnson & Johnson                                     35,300        2,368,277
--------------------------------------------------------------------------------
Wyeth                                                 54,600        2,428,062
                                                                 ---------------
                                                                    6,881,292

--------------------------------------------------------------------------------
INDUSTRIALS--14.7%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--4.3%
Lockheed Martin Corp. 2                               11,900        1,261,876
--------------------------------------------------------------------------------
Rockwell Collins, Inc.                                29,900        1,886,989
--------------------------------------------------------------------------------
United Technologies Corp.                             40,200        2,913,294
                                                                 ---------------
                                                                    6,062,159

--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--1.0%
C.H. Robinson Worldwide, Inc. 2                       23,000        1,441,640
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--2.1%
Emerson Electric Co. 2                                55,900        2,921,334
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--2.5%
General Electric Co.                                 108,100        3,534,870
--------------------------------------------------------------------------------
MACHINERY--3.2%
Caterpillar, Inc. 2                                   25,000        2,047,000
--------------------------------------------------------------------------------
Deere & Co. 2                                         14,600        1,227,422
--------------------------------------------------------------------------------
Paccar, Inc. 2                                        25,750        1,218,490
                                                                 ---------------
                                                                    4,492,912

--------------------------------------------------------------------------------
ROAD & RAIL--1.6%
Norfolk Southern Corp. 2                              37,000        2,204,460
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--13.1%
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.7%
International Business Machines Corp. 2               20,000        2,414,000
--------------------------------------------------------------------------------
IT SERVICES--1.6%
Automatic Data Processing, Inc.                       51,700        2,285,140
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--7.8%
Intel Corp.                                          131,000        2,916,060
--------------------------------------------------------------------------------
Linear Technology Corp.                               80,800        2,824,768
--------------------------------------------------------------------------------
Microchip Technology, Inc.                            76,300        2,804,025
--------------------------------------------------------------------------------
Texas Instruments, Inc.                               83,000        2,420,280
                                                                 ---------------
                                                                   10,965,133

--------------------------------------------------------------------------------
SOFTWARE--2.0%
Microsoft Corp.                                       98,300        2,803,516
--------------------------------------------------------------------------------
MATERIALS--3.9%
--------------------------------------------------------------------------------
CHEMICALS--2.5%
Monsanto Co. 2                                        11,500        1,311,230
--------------------------------------------------------------------------------
Praxair, Inc.                                         23,700        2,164,047
                                                                 ---------------
                                                                    3,475,277

--------------------------------------------------------------------------------
METALS & MINING--1.4%
Allegheny Technologies, Inc. 2                        29,300        2,016,719
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--4.6%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--4.6%
AT&T, Inc.                                            82,500        3,193,575
--------------------------------------------------------------------------------
Verizon Communications, Inc.                          86,600        3,332,368
                                                                 ---------------
                                                                    6,525,943

--------------------------------------------------------------------------------
UTILITIES--4.1%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--3.1%
Exelon Corp.                                          17,800        1,521,544
--------------------------------------------------------------------------------
PPL Corp.                                             28,300        1,358,966
--------------------------------------------------------------------------------
Southern Co.                                          38,200        1,422,186
                                                                 ---------------
                                                                    4,302,696

--------------------------------------------------------------------------------
MULTI-UTILITIES--1.0%
SCANA Corp.                                           35,400        1,395,822
                                                                 ---------------
Total Common Stocks (Cost $129,961,260)                           136,942,287

--------------------------------------------------------------------------------
INVESTMENT COMPANY--2.9%
--------------------------------------------------------------------------------

Oppenheimer Institutional Money Market Fund,
Cl. E, 2.90% 3,4
(Cost $4,088,562)                                  4,088,562        4,088,562

                     F2 | OPPENHEIMER DIVIDEND GROWTH FUND

                                                                        VALUE
--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $134,049,822)       100.2%    $ 141,030,849
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                  (0.2)         (294,575)
                                                      --------------------------
NET ASSETS                                            100.0%    $ 140,736,274
                                                      ==========================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. A sufficient amount of liquid assets has been designated to cover outstanding written call options.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                    SHARES            GROSS                GROSS             SHARES
                                            APRIL 30, 2007        ADDITIONS           REDUCTIONS     APRIL 30, 2008
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market
Fund, Cl. E                                      3,008,283       59,822,183           58,741,904          4,088,562

                                                                              DIVIDEND
                                                                  VALUE         INCOME
-----------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E         $  4,088,562    $   151,459

4. Rate shown is the 7-day yield as of April 30, 2008.

--------------------------------------------------------------------------------
WRITTEN OPTIONS AS OF APRIL 30, 2008 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                                                        NUMBER OF       EXERCISE   EXPIRATION     PREMIUMS
DESCRIPTION                                   TYPE      CONTRACTS          PRICE         DATE     RECEIVED        VALUE
--------------------------------------------------------------------------------------------------------------------------
Allegheny Technologies, Inc.                  Call             95       $  90.00      5/19/08    $  26,790    $     475
Bank of America Corp.                         Call            317          45.00      5/19/08       13,073        1,268
C.H. Robinson Worldwide, Inc.                 Call            115          65.00      5/19/08        9,660       10,235
Caterpillar, Inc.                             Call            125          85.00      5/19/08       10,000        9,625
CME Group, Inc.                               Call             10         570.00      5/19/08        7,470          400
ConocoPhillips                                Call            184          90.00      5/19/08        6,256        6,808
Deere & Co.                                   Call             73          95.00      5/19/08        9,732        3,650
Emerson Electric Co.                          Call             10          60.00      5/19/08          240           --
Exxon Mobil Corp.                             Call            168          95.00      5/19/08       15,456       18,816
International Business Machines Corp.         Call            109         130.00      5/19/08        4,251        1,090
JPMorgan Chase & Co.                          Call            308          52.50      5/19/08       12,163        4,620
Lehman Brothers Holdings, Inc.                Call             82          55.00      5/19/08        3,533          328
Lockheed Martin Corp.                         Call             15         115.00      5/19/08          360          120
Monsanto Co.                                  Call             58         145.00      5/19/08        5,517          348
Norfolk Southern Corp.                        Call            185          65.00      5/19/08        7,215        3,700
Northern Trust Corp.                          Call            105          80.00      5/19/08        5,407        1,575
Occidental Petroleum Corp.                    Call            160          85.00      5/19/08       21,920       27,200
Paccar, Inc.                                  Call            128          55.00      5/19/08        8,832           --
Prudential Financial, Inc.                    Call            104          90.00      5/19/08        4,659        1,040
Schlumberger Ltd.                             Call            112         105.00      5/19/08        9,152       13,440
                                                                                                 -------------------------
                                                                                                 $ 181,686    $ 104,738
                                                                                                 =========================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     F3 | OPPENHEIMER DIVIDEND GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2008
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------

Investments, at value--see
accompanying statement of investments:
Unaffiliated companies (cost $129,961,260)                     $  136,942,287
Affiliated companies (cost $4,088,562)                              4,088,562
                                                                ---------------
                                                                  141,030,849
-------------------------------------------------------------------------------
Cash                                                                   10,633
-------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                    1,300,091
Shares of beneficial interest sold                                    534,082
Dividends                                                             177,421
Other                                                                   2,687
                                                                ---------------
Total assets                                                      143,055,763

-------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------

Options written, at value (premiums received
$181,686)--see accompanying statement investments                     104,738
-------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                               1,993,910
Shares of beneficial interest redeemed                                123,942
Distribution and service plan fees                                     27,768
Shareholder communications                                             27,318
Transfer and shareholder servicing agent fees                          17,887
Trustees' compensation                                                  6,325
Other                                                                  17,601
                                                                ---------------
Total liabilities                                                   2,319,489

-------------------------------------------------------------------------------
NET ASSETS                                                      $ 140,736,274
                                                                ===============
-------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------
Par value of shares of beneficial interest                      $      12,206
-------------------------------------------------------------------------------
Additional paid-in capital                                        137,238,237
-------------------------------------------------------------------------------
Accumulated net investment income                                      75,984
-------------------------------------------------------------------------------
Accumulated net realized loss on investments                       (3,648,128)
-------------------------------------------------------------------------------
Net unrealized appreciation on investments                          7,057,975
                                                                ---------------
NET ASSETS                                                      $ 140,736,274
                                                                ===============

                     F4 | OPPENHEIMER DIVIDEND GROWTH FUND

-------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------------------

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$ 102,750,648 and 8,902,017 shares of beneficial interest outstanding)           $  11.54
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                         $  12.24
-------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $13,148,533 and 1,143,366 shares of beneficial interest outstanding)          $  11.50
-------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $22,084,216 and 1,921,385 shares of beneficial interest outstanding)          $  11.49
-------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $2,752,877 and 238,780 shares of beneficial interest outstanding)             $  11.53

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     F5 | OPPENHEIMER DIVIDEND GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended April 30, 2008
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------

Dividends:
Unaffiliated companies                                         $   3,166,831
Affiliated companies                                                 151,459

-------------------------------------------------------------------------------
Interest                                                               4,946
-------------------------------------------------------------------------------
Other income                                                              60
                                                               ----------------
Total investment income                                            3,323,296

-------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------
Management fees                                                      810,069
-------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                              218,998
Class B                                                              123,997
Class C                                                              203,553
Class N                                                               12,326
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                              120,190
Class B                                                               26,610
Class C                                                               32,326
Class N                                                                3,409
-------------------------------------------------------------------------------
Shareholder communications:
Class A                                                               34,256
Class B                                                                8,182
Class C                                                                8,149
Class N                                                                  701
-------------------------------------------------------------------------------
Trustees' compensation                                                 4,563
-------------------------------------------------------------------------------
Custodian fees and expenses                                              776
-------------------------------------------------------------------------------
Other                                                                 33,268
                                                               ----------------
Total expenses                                                     1,641,373
Less reduction to custodian expenses                                    (326)
Less waivers and reimbursements of expenses                          (26,914)
                                                               ----------------
Net expenses                                                       1,614,133

-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                              1,709,163
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------

Net realized gain (loss) on:
Investments from unaffiliated companies (including
premiums on options exercised)                                    (2,529,823)
Closing and expiration of option contracts written                   586,045
                                                               ----------------
Net realized loss                                                 (1,943,778)
-------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                       (1,405,893)
Option contracts written                                              77,810
                                                               ----------------
Net change in unrealized appreciation                             (1,328,083)
-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $  (1,562,698)
                                                               ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      F6 | OPPENHEIMER DIVIDEND GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED APRIL 30,                                                                      2008               2007
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------------------------------

Net investment income                                                             $   1,709,163   $       721,184
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                             (1,943,778)          931,507
--------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                (1,328,083)        7,065,450
                                                                                  ----------------------------------
Net increase (decrease) in net assets resulting from operations                      (1,562,698)        8,718,141

--------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------

Dividends from net investment income:
Class A                                                                              (1,381,097)         (573,928)
Class B                                                                                 (91,500)          (52,312)
Class C                                                                                (160,453)          (80,871)
Class N                                                                                 (31,979)          (14,068)
                                                                                  ----------------------------------
                                                                                     (1,665,029)         (721,179)
--------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                              (1,668,307)         (199,769)
Class B                                                                                (221,186)          (37,445)
Class C                                                                                (376,901)          (57,896)
Class N                                                                                 (45,474)           (5,590)
                                                                                  ----------------------------------
                                                                                     (2,311,868)         (300,700)

--------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------

Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                              35,275,254        41,703,317
Class B                                                                               2,256,629         5,910,081
Class C                                                                               5,073,390        10,191,239
Class N                                                                                 803,929         1,347,152
                                                                                  ----------------------------------
                                                                                     43,409,202        59,151,789

--------------------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------------

Total increase                                                                       37,869,607        66,848,051
--------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 102,866,667        36,018,616
                                                                                  ----------------------------------
End of period (including accumulated net investment income of
$75,984 and $31,850, respectively)                                                $ 140,736,274   $   102,866,667
                                                                                  ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     F7 | OPPENHEIMER DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED APRIL 30,                                2008        2007        2006 1
----------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------

Net asset value, beginning of period                      $    12.02   $   10.78   $   10.00
----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income 2                                          .19         .16         .12
Net realized and unrealized gain (loss)                         (.28)       1.28         .74
                                                          ------------------------------------
Total from investment operations                                (.09)       1.44         .86
----------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                            (.18)       (.15)       (.08)
Distributions from net realized gain                            (.21)       (.05)         -- 3
                                                          ------------------------------------
Total dividends and/or distributions to shareholders            (.39)       (.20)       (.08)
----------------------------------------------------------------------------------------------
Net asset value, end of period                            $    11.54   $   12.02   $   10.78
                                                          ====================================
----------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                             (0.78)%     13.51%       8.64%
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)                  $  102,751   $  71,477   $  24,588
----------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $   89,324   $  41,360   $  12,907
----------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income                                           1.58%       1.41%       1.34%
Total expenses                                                  1.10% 6     1.12% 6     1.21%
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses                             1.09%       1.10%       1.07%
----------------------------------------------------------------------------------------------
Portfolio turnover rate                                           47%         39%         46%

1. For the period from June 30, 2005 (commencement of operations) to April 30, 2006.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

         Year Ended April 30, 2008            1.10%
         Year Ended April 30, 2007            1.12%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     F8 | OPPENHEIMER DIVIDEND GROWTH FUND

CLASS B     YEAR ENDED APRIL 30,                                2008        2007        2006 1
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------

Net asset value, beginning of period                    $   11.97    $   10.74      $   10.00
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income 2                                       .10          .08            .06
Net realized and unrealized gain (loss)                      (.27)        1.27            .72
                                                        ---------------------------------------
Total from investment operations                             (.17)        1.35            .78
-----------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                         (.09)        (.07)          (.04)
Distributions from net realized gain                         (.21)        (.05)           -- 3
                                                        ---------------------------------------
Total dividends and/or distributions to shareholders         (.30)        (.12)          (.04)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                          $   11.50    $   11.97      $   10.74
                                                        =======================================

-----------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                          (1.47)%      12.68%          7.88%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)                $  13,148    $  11,386      $   4,523
-----------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $  12,388    $   7,616      $   1,867
-----------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income                                        0.82%        0.68%          0.61%
Total expenses                                               1.96% 6      1.93% 6        2.07%
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses                          1.85%        1.85%          1.80%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                                        47%          39%            46%

1. For the period from June 30, 2005 (commencement of operations) to April 30, 2006.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

         Year Ended April 30, 2008            1.96%
         Year Ended April 30, 2007            1.93%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      F9 | OPPENHEIMER DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C     YEAR ENDED APRIL 30,                                2008        2007        2006 1
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------

Net asset value, beginning of period                    $   11.97     $  10.74      $   10.00
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income 2                                       .10          .07            .07
Net realized and unrealized gain (loss)                      (.28)        1.29            .71
                                                        ---------------------------------------
Total from investment operations                             (.18)        1.36            .78
-----------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                         (.09)        (.08)          (.04)
Distributions from net realized gain                         (.21)        (.05)            -- 3
                                                        ---------------------------------------
Total dividends and/or distributions to shareholders         (.30)        (.13)          (.04)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                          $   11.49    $   11.97      $   10.74
                                                        =======================================

-----------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                          (1.52)%      12.71%          7.87%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)                $  22,084    $  17,949      $   6,337
-----------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $  20,330    $  11,319      $   2,789
-----------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income                                        0.82%        0.66%          0.61%
Total expenses                                               1.88% 6      1.88% 6        2.03%
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses                          1.85%        1.85%          1.80%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                                        47%          39%            46%

1. For the period from June 30, 2005 (commencement of operations) to April 30, 2006.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

         Year Ended April 30, 2008            1.88%
         Year Ended April 30, 2007            1.88%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     F10 | OPPENHEIMER DIVIDEND GROWTH FUND

CLASS N     YEAR ENDED APRIL 30,                            2008            2007         2006 1
------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------

Net asset value, beginning of period                    $  12.01        $  10.77     $  10.18
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income 2                                      .16             .13          .08
Net realized and unrealized gain (loss)                     (.28)           1.29          .58
                                                        ----------------------------------------
Total from investment operations                            (.12)           1.42          .66
------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                        (.15)           (.13)        (.07)
Distributions from net realized gain                        (.21)           (.05)          -- 3
                                                        ----------------------------------------
Total dividends and/or distributions to shareholders        (.36)           (.18)        (.07)
------------------------------------------------------------------------------------------------
Net asset value, end of period                          $  11.53        $  12.01     $  10.77
                                                        ========================================

------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                         (1.02)%         13.30%        6.51%
------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)                $  2,753        $  2,055     $    571
------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $  2,465        $  1,153     $    326
------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income                                       1.33%           1.14%        1.11%
Total expenses                                              1.35% 6         1.36%   6    1.57%
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses                         1.34%           1.35%        1.35%
------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       47%             39%          46%

1. For the period from August 12, 2005 (inception of offering) to April 30,
2006.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

         Year Ended April 30, 2008            1.35%
         Year Ended April 30, 2007            1.36%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      F11 | OPPENHEIMER DIVIDEND GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Dividend Growth Fund (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to maximize total return through both capital appreciation and income. The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager").

      The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge ("CDSC"). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the closing price reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is

                      F12 | OPPENHEIMER DIVIDEND GROWTH FUND
determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

--------------------------------------------------------------------------------
INVESTMENTS IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF-BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                      F13 | OPPENHEIMER DIVIDEND GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES Continued

                                                                                      NET UNREALIZED
                                                                                        APPRECIATION
                                                                                    BASED ON COST OF
                                                                                      SECURITIES AND
                UNDISTRIBUTED    UNDISTRIBUTED               ACCUMULATED           OTHER INVESTMENTS
                NET INVESTMENT       LONG-TERM                      LOSS          FOR FEDERAL INCOME
                INCOME                    GAIN      CARRYFORWARD 1,2,3,4                TAX PURPOSES
                -------------------------------------------------------------------------------------
                $  82,084        $          --   $     3,368,914                 $         6,778,761

1. As of April 30, 2008, the Fund had $3,351,126 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

2. The Fund had $17,788 of straddle losses which were deferred.

3. During the fiscal year ended April 30, 2008, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended April 30, 2007, the Fund did not utilize any capital loss carryforward. Net investment income (loss) and net realized gain
(loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for April 30, 2008. Net assets of the Fund were unaffected by the reclassifications.

                                          INCREASE TO
                                      ACCUMULATED NET
                  INCREASE TO           REALIZED LOSS
                  PAID-IN CAPITAL    ON INVESTMENTS 5
                  ------------------------------------
                  $           231   $             231

5. $191, including $40 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended April 30, 2008 and April 30, 2007 was as follows:

                                                 YEAR ENDED       YEAR ENDED
                                             APRIL 30, 2008   APRIL 30, 2007
                  ----------------------------------------------------------
                  Distributions paid from:
                  Ordinary income            $    3,310,187   $    1,021,879
                  Long-term capital gain            666,710               --
                                             -------------------------------

                  Total                      $    3,976,897   $    1,021,879
                                             ===============================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                     F14 | OPPENHEIMER DIVIDEND GROWTH FUND

                  Federal tax cost of securities          $   134,329,036
                  Federal tax cost of other investments          (181,687)
                                                          ---------------
                  Total federal tax cost                  $   134,147,349
                                                          ===============

                  Gross unrealized appreciation           $    11,728,333
                  Gross unrealized depreciation                (4,949,572)
                                                          ---------------
                  Net unrealized appreciation             $     6,778,761
                                                          ===============

TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended April 30, 2008, the Fund's projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

                  Projected Benefit Obligations Increased      $  2,486
                  Payments Made to Retired Trustees                 906
                  Accumulated Liability as of April 30, 2008      4,608

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual

                      F15 | OPPENHEIMER DIVIDEND GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES Continued

basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             YEAR ENDED APRIL 30, 2008     YEAR ENDED APRIL 30, 2007
                               SHARES           AMOUNT       SHARES           AMOUNT
--------------------------------------------------------------------------------------
CLASS A
Sold                        4,414,912   $   52,520,394    4,590,019   $   51,988,090
Dividends and/or
distributions reinvested      240,709        2,856,059       62,365          705,507
Redeemed                   (1,700,237)     (20,101,199)    (987,221)     (10,990,280)
                          ------------------------------------------------------------
Net increase                2,955,384   $   35,275,254    3,665,163   $   41,703,317
                          ============================================================

                     F16 | OPPENHEIMER DIVIDEND GROWTH FUND


                           YEAR ENDED APRIL 30, 2008   YEAR ENDED APRIL 30, 2007
                             SHARES           AMOUNT      SHARES          AMOUNT
----------------------------------------------------------------------------------
CLASS B
Sold                        598,058   $    7,056,648     851,568   $   9,534,380
Dividends and/or
distributions reinvested     25,141          297,237       7,106          80,593
Redeemed                   (430,812)      (5,097,256)   (328,744)     (3,704,892)
                          --------------------------------------------------------
Net increase                192,387   $    2,256,629     529,930   $   5,910,081
                          ========================================================
----------------------------------------------------------------------------------
CLASS C
Sold                        838,124   $    9,872,794   1,088,029   $  12,230,746
Dividends and/or
distributions reinvested     39,446          466,318      10,260         116,377
Redeemed                   (455,541)      (5,265,722)   (188,744)     (2,155,884)
                          --------------------------------------------------------
Net increase                422,029   $    5,073,390     909,545   $  10,191,239
                          ========================================================
----------------------------------------------------------------------------------
CLASS N
Sold                        106,176   $    1,253,876     128,929   $   1,468,912
Dividends and/or
distributions reinvested      6,531           77,417       1,734          19,641
Redeemed                    (45,061)        (527,364)    (12,562)       (141,401)
                          --------------------------------------------------------
Net increase                 67,646   $      803,929     118,101   $   1,347,152
                          ========================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended April 30, 2008, were as follows:

                                            PURCHASES           SALES
                -----------------------------------------------------
                Investment securities   $  97,786,147   $  56,783,948

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

                FEE SCHEDULE
                --------------------------
                Up to $200 million   0.650%
                Next $200 million    0.625
                Next $200 million    0.600
                Next $200 million    0.575
                Next $200 million    0.550
                Over $1.0 billion    0.500

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended April 30, 2008, the Fund paid $175,279 to OFS for services to the Fund.

                     F17 | OPPENHEIMER DIVIDEND GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan (the "Plan") for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans (the "Plans") for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the Plans at March 31, 2008 for Class B, Class C and Class N shares were $106,979, $121,510 and $18,543, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                       CLASS A         CLASS B         CLASS C         CLASS N
                       CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                     FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                 SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                   RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED         DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
------------------------------------------------------------------------------------------------
April 30, 2008   $     195,729   $       4,573   $      18,781   $       4,320   $         237

                     F18 | OPPENHEIMER DIVIDEND GROWTH FUND

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that "Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses" will not exceed 1.10% for Class A shares, 1.85% for Class B and Class C shares and 1.35% for Class N shares. During the year ended April 30, 2008, the Manager reimbursed the Fund $3,020, $14,053, $6,484 and $183 for Class A, Class B, Class C and Class N shares, respectively. That voluntary undertaking may be revised or terminated by the Manager at any time without notice to shareholders.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended April 30, 2008, the Manager waived $3,174 for IMMF management fees.

--------------------------------------------------------------------------------
5. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

      Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

                     F19 | OPPENHEIMER DIVIDEND GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. OPTION ACTIVITY Continued

Written option activity for the year ended April 30, 2008 was as follows:

                                                              CALL OPTIONS
                                                  ------------------------
                                                  NUMBER OF      AMOUNT OF
                                                  CONTRACTS       PREMIUMS
--------------------------------------------------------------------------
Options outstanding as of April 30, 2007                162   $      7,283
Options written                                      15,897        855,441
Options closed or expired                           (12,375)      (626,122)
Options exercised                                    (1,221)       (54,916)
                                                  ------------------------
Options outstanding as of April 30, 2008              2,463   $    181,686
                                                  ========================

--------------------------------------------------------------------------------
6. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of April 30, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

                     F20 | OPPENHEIMER DIVIDEND GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER DIVIDEND GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Dividend Growth Fund, including the statement of investments, as of April 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period June 30, 2005 (commencement of operations) to April 30, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Dividend Growth Fund as of April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period June 30, 2005 (commencement of operations) to April 30, 2006, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
June 12, 2008

                     F21 | OPPENHEIMER DIVIDEND GROWTH FUND

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                     F22 | OPPENHEIMER DIVIDEND GROWTH FUND

FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $0.0614 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 19, 2007. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended April 30, 2008 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended April 30, 2008 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $3,138,876 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended April 30, 2008, $2,547 or 0.15% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $1,111,670 or 67.57% of the short-term capital gain distribution paid and to be paid by the Fund qualifies as a short-term capital gain dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                      19 | OPPENHEIMER DIVIDEND GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                      20 | OPPENHEIMER DIVIDEND GROWTH FUND

TRUSTEES AND OFFICERS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NAME, POSITION(S) HELD WITH THE   PRINCIPAL OCCUPATION(S) DURING THE PAST 5
FUND, LENGTH OF SERVICE, AGE      YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
                                  HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX
                                  CURRENTLY OVERSEEN

INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE IN THE CHART
TRUSTEES                          BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
                                  COLORADO 80112-3924. EACH TRUSTEE SERVES FOR
                                  AN INDEFINITE TERM, OR UNTIL HIS OR HER
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

BRIAN F. WRUBLE,                  General Partner of Odyssey Partners, L.P.
Chairman of the Board of          (hedge fund) (September 1995- December 2007);
Trustees (since 2007),            Director of Special Value Opportunities Fund,
Trustee (since 2005)              LLC (registered investment company)
Age: 65                           (affiliate of the Manager's parent company)
                                  (since September 2004); Chairman (since
                                  August 2007) and Trustee (since August 1991)
                                  of the Board of Trustees of The Jackson
                                  Laboratory (non-profit); Treasurer and
                                  Trustee of the Institute for Advanced Study
                                  (non-profit educational institute) (since May
                                  1992); Member of Zurich Financial Investment
                                  Management Advisory Council (insurance)
                                  (2004-2007); Special Limited Partner of
                                  Odyssey Investment Partners, LLC (private
                                  equity investment) (January 1999-September
                                  2004). Oversees 64 portfolios in the
                                  OppenheimerFunds complex.

DAVID K. DOWNES,                  Independent Chairman GSK Employee Benefit
Trustee (since 2007)              Trust (since April 2006); Director of
Age: 68                           Correctnet (since January 2006); Trustee of
                                  Employee Trusts (since January 2006);
                                  President, Chief Executive Officer and Board
                                  Member of CRAFund Advisors, Inc. (investment
                                  management company) (since January 2004);
                                  Director of Internet Capital Group
                                  (information technology company) (since
                                  October 2003); Independent Chairman of the
                                  Board of Trustees of Quaker Investment Trust
                                  (registered investment company) (2004-2007);
                                  President of The Community Reinvestment Act
                                  Qualified Investment Fund (investment
                                  management company) (2004-2007); Chief
                                  Operating Officer and Chief Financial Officer
                                  of Lincoln National Investment Companies, Inc.
                                  (subsidiary of Lincoln National Corporation,
                                  a publicly traded company) and Delaware
                                  Investments U.S., Inc. (investment management
                                  subsidiary of Lincoln National Corporation)
                                  (1993-2003); President, Chief Executive
                                  Officer and Trustee of Delaware Investment
                                  Family of Funds (1993-2003); President and
                                  Board Member of Lincoln National Convertible
                                  Securities Funds, Inc. and the Lincoln
                                  National Income Funds, TDC (1993-2003);
                                  Chairman and Chief Executive Officer of
                                  Retirement Financial Services, Inc.
                                  (registered transfer agent and investment
                                  adviser and subsidiary of Delaware
                                  Investments U.S., Inc.) (1993-2003);
                                  President and Chief Executive Officer of
                                  Delaware Service Company, Inc. (1995-2003);
                                  Chief Administrative Officer, Chief Financial
                                  Officer, Vice Chairman and Director of
                                  Equitable Capital Management Corporation
                                  (investment subsidiary of Equitable Life
                                  Assurance Society) (1985-1992); Corporate
                                  Controller of Merrill Lynch & Company
                                  (financial services holding company)
                                  (1977-1985); held the following positions at
                                  the Colonial Penn Group, Inc. (insurance
                                  company): Corporate Budget Director
                                  (1974-1977), Assistant Treasurer (1972-1974)
                                  and Director of Corporate Taxes (1969-1972);
                                  held the following positions at Price
                                  Waterhouse & Company (financial services
                                  firm): Tax Manager (1967-1969), Tax Senior
                                  (1965-1967) and Staff Accountant (1963-1965);
                                  United States Marine Corps (1957-1959).
                                  Oversees 64 portfolios in the
                                  OppenheimerFunds complex.

MATTHEW P. FINK,                  Trustee of the Committee for Economic
Trustee (since 2005)              Development (policy research foundation)
Age: 67                           (since 2005); Director of ICI Education
                                  Foundation (education foundation) (October
                                  1991-August 2006); President of the
                                  Investment Company Institute (trade
                                  association) (October 1991-June 2004);
                                  Director of ICI Mutual Insurance Company
                                  (insurance company) (October 1991-June 2004).
                                  Oversees 54 portfolios in the
                                  OppenheimerFunds complex.

                      21 | OPPENHEIMER DIVIDEND GROWTH FUND

TRUSTEES AND OFFICERS Unaudited
--------------------------------------------------------------------------------

ROBERT G. GALLI,                  A director or trustee of other Oppenheimer
Trustee (since 2005)              funds. Oversees 64 portfolios in the
Age: 74                           OppenheimerFunds complex.

PHILLIP A. GRIFFITHS,             Fellow of the Carnegie Corporation (since
Trustee (since 2005)              2007); Distinguished Presidential Fellow for
Age: 69                           International Affairs (since 2002) and Member
                                  (since 1979) of the National Academy of
                                  Sciences; Council on Foreign Relations (since
                                  2002); Director of GSI Lumonics Inc.
                                  (precision technology products company)
                                  (since 2001); Senior Advisor of The Andrew W.
                                  Mellon Foundation (since 2001); Chair of
                                  Science Initiative Group (since 1999); Member
                                  of the American Philosophical Society (since
                                  1996); Trustee of Woodward Academy (since
                                  1983); Foreign Associate of Third World
                                  Academy of Sciences; Director of the
                                  Institute for Advanced Study (1991-2004);
                                  Director of Bankers Trust New York
                                  Corporation (1994-1999); Provost at Duke
                                  University (1983-1991). Oversees 54
                                  portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                   Trustee of International House
Trustee (since 2005)              (not-for-profit) (since June 2007); Trustee
Age: 65                           of the American Symphony Orchestra
                                  (not-for-profit) (since October 1998); and
                                  Senior Vice President and General Auditor of
                                  American Express Company (financial services
                                  company) (July 1998-February 2003). Oversees
                                  54 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                   Managing Director of Public Capital Advisors,
Trustee (since 2005)              LLC (privately held financial advisor)
Age: 56                           (since January 2006); Managing Director of
                                  Carmona Motley, Inc. (privately-held
                                  financial advisor) (since January 2002);
                                  Director of Columbia Equity Financial Corp.
                                  (privately-held financial advisor)
                                  (2002-2007); Managing Director of Carmona
                                  Motley Hoffman Inc. (privately-held financial
                                  advisor) (January 1998- December 2001);
                                  Member of the Finance and Budget Committee of
                                  the Council on Foreign Relations, Member of
                                  the Investment Committee of the Episcopal
                                  Church of America, Member of the Investment
                                  Committee and Board of Human Rights Watch and
                                  Member of the Investment Committee of
                                  Historic Hudson Valley. Oversees 54
                                  portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,         Chairman of RSR Partners (formerly "The
Trustee (since 2005)              Directorship Search Group, Inc.") (corporate
Age: 76                           governance consulting and executive
                                  recruiting) (since 1993); Life Trustee of
                                  International House (non-profit educational
                                  organization); Former Trustee of The
                                  Historical Society of the Town of Greenwich;
                                  Former Director of Greenwich Hospital
                                  Association. Oversees 54 portfolios in the
                                  OppenheimerFunds complex.

JOSEPH M. WIKLER,                 Director of C-TASC (bio-statistics services)
Trustee (since 2005)              (since 2007); Director of the following
Age: 67                           medical device companies: Medintec (since
                                  1992) and Cathco (since 1996); Director of
                                  Lakes Environmental Association
                                  (environmental protection organization)
                                  (since 1996); Member of the Investment
                                  Committee of the Associated Jewish Charities
                                  of Baltimore (since 1994); Director of
                                  Fortis/Hartford mutual funds (1994-December
                                  2001). Director of C-TASC (a privately-held
                                  bio-statistics company) (since May 2007).
                                  Oversees 54 portfolios in the
                                  OppenheimerFunds complex.

PETER I. WOLD,                    President of Wold Oil Properties, Inc. (oil
Trustee (since 2005)              and gas exploration and production company)
Age: 60                           (since 1994); Vice President of American Talc
                                  Company, Inc. (talc mining and milling)
                                  (since 1999); Managing Member of
                                  Hole-in-the-Wall Ranch (cattle ranching)
                                  (since 1979); Vice President, Secretary and
                                  Treasurer of Wold Trona Company, Inc. (soda
                                  ash processing and production) (1996-2006);
                                  Director and Chairman of the Denver Branch of
                                  the Federal Reserve Bank of Kansas City
                                  (1993-1999); and Director of PacifiCorp.
                                  (electric utility) (1995-1999). Oversees 54
                                  portfolios in the OppenheimerFunds complex.

                      22 | OPPENHEIMER DIVIDEND GROWTH FUND

--------------------------------------------------------------------------------
INTERESTED TRUSTEE                THE ADDRESS OF MR. MURPHY IS TWO WORLD
AND OFFICER                       FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
                                  FLOOR, NEW YORK, NEW YORK 10281-1008. MR.
                                  MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE
                                  TERM, OR UNTIL HIS RESIGNATION, RETIREMENT,
                                  DEATH OR REMOVAL AND AS AN OFFICER FOR AN
                                  INDEFINITE TERM, OR UNTIL HIS RESIGNATION,
                                  RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS
                                  AN INTERESTED TRUSTEE DUE TO HIS POSITIONS
                                  WITH OPPENHEIMERFUNDS, INC. AND ITS
                                  AFFILIATES.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and
President, Principal Executive    Director of the Manager (since June 2001);
Officer and Trustee               President of the Manager (September
(since 2005)                      2000-February 2007); President and director
Age: 58                           or trustee of other Oppenheimer funds;
                                  President and Director of Oppenheimer
                                  Acquisition Corp. ("OAC") (the Manager's
                                  parent holding company) and of Oppenheimer
                                  Partnership Holdings, Inc. (holding company
                                  subsidiary of the Manager) (since July 2001);
                                  Director of OppenheimerFunds Distributor,
                                  Inc. (subsidiary of the Manager) (November
                                  2001-December 2006); Chairman and Director of
                                  Shareholder Services, Inc. and of Shareholder
                                  Financial Services, Inc. (transfer agent
                                  subsidiaries of the Manager) (since July
                                  2001); President and Director of
                                  OppenheimerFunds Legacy Program (charitable
                                  trust program established by the Manager)
                                  (since July 2001); Director of the following
                                  investment advisory subsidiaries of the
                                  Manager: OFI Institutional Asset Management,
                                  Inc., Centennial Asset Management
                                  Corporation, Trinity Investment Management
                                  Corporation and Tremont Capital Management,
                                  Inc. (since November 2001), HarbourView Asset
                                  Management Corporation and OFI Private
                                  Investments, Inc. (since July 2001);
                                  President (since November 2001) and Director
                                  (since July 2001) of Oppenheimer Real Asset
                                  Management, Inc.; Executive Vice President of
                                  Massachusetts Mutual Life Insurance Company
                                  (OAC's parent company) (since February
                                  1997); Director of DLB Acquisition
                                  Corporation (holding company parent of Babson
                                  Capital Management LLC) (since June 1995);
                                  Chairman (since October 2007) and Member of
                                  the Investment Company Institute's Board of
                                  Governors (since October 2003). Oversees 103
                                  portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------
OTHER OFFICERS OF                 THE ADDRESSES OF THE OFFICERS IN THE CHART
THE FUND                          BELOW ARE AS FOLLOWS: FOR MESSRS. MCCARTHY,
                                  HIGGINS, ZACK, GILLESPIE AND MS. BLOOMBERG,
                                  TWO WORLD FINANCIAL CENTER, 225 LIBERTY
                                  STREET, NEW YORK, NEW YORK 10281-1008, FOR
                                  MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI
                                  AND MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL,
                                  COLORADO 80112-3924. EACH OFFICER SERVES FOR
                                  AN INDEFINITE TERM OR UNTIL HIS OR HER
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

NEIL M. MCCARTHY,                 Head of the Growth Investment Team of the
Vice President and Portfolio      Manager (since June 2007); Vice President of
Manager (since 2005)              the Manager (since September 2003); Chairman
Age: 51                           and Chief Investment Officer of OFI
                                  Institutional Asset Management, Inc.'s
                                  (OFIIAMI) Growth Equity Team's Investment
                                  Policy and Strategy Committee since
                                  (September 2003) and is a portfolio manager
                                  of other portfolios in the OppenheimerFunds
                                  complex. Formerly, Chief Executive Officer
                                  and Chief Investment Officer (April
                                  1988-September 2003) of Windham Capital
                                  Management, a firm he co-founded in 1988.

JOSEPH R. HIGGINS,                Vice President of the Manager (since May
Vice President and Portfolio      2004); member of the OFIIAMI's Growth Equity
Manager (since 2005)              Team's Investment Policy and Strategy
Age: 47                           Committee (since May 2004) and is a portfolio
                                  manager of other portfolios in the
                                  OppenheimerFunds complex. Formerly, Vice
                                  President (1991-2003), Assistant Vice
                                  President (1988- 1991) and equity portfolio
                                  manager (1993-2003) for Swiss Re Asset
                                  Management, Inc.

                      23 | OPPENHEIMER DIVIDEND GROWTH FUND

TRUSTEES AND OFFICERS Unaudited / Continued
--------------------------------------------------------------------------------

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance
Vice President and Chief          Officer of the Manager (since March 2004);
Compliance Officer                Chief Compliance Officer of OppenheimerFunds
(since 2005)                      Distributor, Inc., Centennial Asset
Age: 57                           Management and Shareholder Services, Inc.
                                  (since March 2004); Vice President of
                                  OppenheimerFunds Distributor, Inc.,
                                  Centennial Asset Management Corporation and
                                  Shareholder Services, Inc. (since June 1983);
                                  Former Vice President and Director of
                                  Internal Audit of the Manager (1997- February
                                  2004). An officer of 103 portfolios in the
                                  OppenheimerFunds complex.

BRIAN W. WIXTED,                  Senior Vice President and Treasurer of the
Treasurer and Principal           Manager (since March 1999); Treasurer of the
Financial & Accounting            following: HarbourView Asset Management
Officer (since 2005)              Corporation, Shareholder Financial Services,
Age: 48                           Inc., Shareholder Services, Inc., Oppenheimer
                                  Real Asset Management, Inc. and Oppenheimer
                                  Partnership Holdings, Inc. (since March
                                  1999), OFI Private Investments, Inc. (since
                                  March 2000), OppenheimerFunds International
                                  Ltd. and OppenheimerFunds plc (since May
                                  2000), OFI Institutional Asset Management,
                                  Inc. (since November 2000), and
                                  OppenheimerFunds Legacy Program (charitable
                                  trust program established by the Manager)
                                  (since June 2003); Treasurer and Chief
                                  Financial Officer of OFI Trust Company (trust
                                  company subsidiary of the Manager) (since
                                  May 2000); Assistant Treasurer of the
                                  following: OAC (since March 1999), Centennial
                                  Asset Management Corporation (March
                                  1999-October 2003) and OppenheimerFunds
                                  Legacy Program (April 2000-June 2003). An
                                  officer of 103 portfolios in the
                                  OppenheimerFunds complex.

BRIAN S. PETERSEN,                Vice President of the Manager (since February
Assistant Treasurer               2007); Assistant Vice President of the
(since 2005)                      Manager (August 2002-February 2007);
Age: 37                           Manager/Financial Product Accounting of the
                                  Manager (November 1998-July 2002). An officer
                                  of 103 portfolios in the OppenheimerFunds
                                  complex.

BRIAN C. SZILAGYI,                Assistant Vice President of the Manager
Assistant Treasurer               (since July 2004); Director of Financial
(since 2005)                      Reporting and Compliance of First Data
Age: 38                           Corporation (April 2003-July 2004); Manager
                                  of Compliance of Berger Financial Group LLC
                                  (May 2001-March 2003). An officer of 103
                                  portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004)
Secretary (since 2005)            and General Counsel (since March 2002) of the
Age: 59                           Manager; General Counsel and Director of the
                                  Distributor (since December 2001); General
                                  Counsel of Centennial Asset Management
                                  Corporation (since December 2001); Senior
                                  Vice President and General Counsel of
                                  HarbourView Asset Management Corporation
                                  (since December 2001); Secretary and General
                                  Counsel of OAC (since November 2001);
                                  Assistant Secretary (since September 1997)
                                  and Director (since November 2001) of
                                  OppenheimerFunds International Ltd. and
                                  OppenheimerFunds plc; Vice President and
                                  Director of Oppenheimer Partnership Holdings,
                                  Inc. (since December 2002); Director of
                                  Oppenheimer Real Asset Management, Inc.
                                  (since November 2001); Senior Vice President,
                                  General Counsel and Director of Shareholder
                                  Financial Services, Inc. and Shareholder
                                  Services, Inc. (since December 2001); Senior
                                  Vice President, General Counsel and Director
                                  of OFI Private Investments, Inc. and OFI
                                  Trust Company (since November 2001); Vice
                                  President of OppenheimerFunds Legacy Program
                                  (since June 2003); Senior Vice President and
                                  General Counsel of OFI Institutional Asset
                                  Management, Inc. (since November 2001);
                                  Director of OppenheimerFunds (Asia) Limited
                                  (since December 2003); Senior Vice President
                                  (May 1985-December 2003). An officer of 103
                                  portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,                Vice President and Associate Counsel of the
Assistant Secretary               Manager (since May 2004); First Vice
(since 2005)                      President (April 2001-April 2004), Associate
Age: 40                           General Counsel (December 2000- April 2004)
                                  of UBS Financial Services, Inc. An officer of
                                  103 portfolios in the OppenheimerFunds
                                  complex.

                      24 | OPPENHEIMER DIVIDEND GROWTH FUND

PHILLIP S. GILLESPIE,             Senior Vice President and Deputy General
Assistant Secretary               Counsel of the Manager (since September
(since 2005)                      2004); First Vice President (2000-September
Age: 44                           2004), Director (2000- September 2004) and
                                  Vice President (1998-2000) of Merrill Lynch
                                  Investment Management. An officer of 103
                                  portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                 Vice President (since June 1998) and Senior
Assistant Secretary               Counsel and Assistant Secretary (since
(since 2005)                      October 2003) of the Manager; Vice President
Age: 42                           (since 1999) and Assistant Secretary (since
                                  October 2003) of the Distributor; Assistant
                                  Secretary of Centennial Asset Management
                                  Corporation (since October 2003); Vice
                                  President and Assistant Secretary of
                                  Shareholder Services, Inc. (since 1999);
                                  Assistant Secretary of OppenheimerFunds
                                  Legacy Program and Shareholder Financial
                                  Services, Inc. (since December 2001);
                                  Assistant Counsel of the Manager (August
                                  1994-October 2003). An officer of 103
                                  portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.

                       25 | OPPENHEIMER DIVIDEND GROWTH FUND



ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that David Downes, a member of the Board's Audit Committee, is an audit committee financial expert and that Mr. Downes is "independent" for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $18,500 in fiscal 2008 and $18,000 in fiscal 2007.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $256,236 in fiscal 2008 and $225,954 in fiscal 2007 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews and professional services relating to FAS 123R.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

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      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $256,236 in fiscal 2008 and $225,954 in fiscal 2007 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.



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Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

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      -     the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      - a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      - the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 04/30/2008, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this

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report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Dividend Growth Fund

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer
Date: 06/10/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer
Date: 06/10/2008

By: /s/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer
Date: 06/10/2008